Exhibit 99.B(d)(8)

Schedule A
to the
Sub-Advisory Agreement
between
SEI Investments Management Corporation
and
Acadian Asset Management LLC

As of April 2, 2009, as amended March 29, 2010, January 6, 2012, September 15, 2015, June 30,
2016, November 12, 2020, April 10, 2025 and January 5, 2026

SEI INSTITUTIONAL INVESTMENTS TRUST

World Equity Ex-U.S. Fund
Screened World Equity Ex-US Fund
Global Managed Volatility Fund
Large Cap Fund
Large Cap Disciplined Equity Fund
U.S. Managed Volatility Fund

Schedule B
to the
Sub-Advisory Agreement
between
SEI Investments Management Corporation
and
Acadian Asset Management LLC

As of April 2, 2009, as amended March 29, 2010, January 6, 2012, September 15, 2015, June 30,
2016, November 12, 2020, April 10, 2025 and January 5, 2026

Pursuant to Paragraph 4, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

SEI Institutional Investments Trust

Large Cap Fund and Large Cap Disciplined Equity Fund

Large Cap Fund	[REDACTED]
Large Cap Disciplined Equity Fund	[REDACTED]

World Equity Ex-U.S. Fund

[REDACTED]

Screened World Equity Ex-US Fund

[REDACTED]

As of the effective date of this amendment the International/Global Equity Funds are as follows:

•	SEI Institutional Investments Trust Screened World Equity Ex-US Fund; and

•	SEI Canada International Equity Fund (f/k/a EAFE Equity Fund).

Global Managed Volatility Fund

[REDACTED]

As of the effective date of this amendment the International/Global Managed Volatility Equity Funds are as follows:

•	SEI Institutional Managed Trust Global Managed Volatility Fund;

•	SEI Institutional Managed Trust Tax-Managed International Managed Volatility Fund;

•	SEI Institutional Investments Trust Global Managed Volatility Fund;

•	SEI GMF The SEI Global Managed Volatility Fund; and

•	Global Managed Volatility Fund (SEI Canada).

U.S. Managed Volatility Fund

[REDACTED]

As of the effective date of this amendment the U.S. Managed Volatility Funds are as follows:

•	SEI Institutional Investments Trust U.S. Managed Volatility Fund;

•	SEI Institutional Managed Trust U.S. Managed Volatility Fund; and

•	SEI Institutional Managed Trust Tax-Managed Managed Volatility Fund.

Agreed and Accepted:

SEI Investments Management Corporation		Acadian Asset Management LLC

By:	/s/ James Smigiel	By:	/s/ Ted Noon

Name:	James Smigiel	Name:	Ted Noon

Title:	Chief Investment Officer	Title:	Chief Marketing Officer

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